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
                                                                                                                 Enrollment Form for
                                                                                                      MFA Mortgage Investments, Inc.
                                                                                              Discount Waiver, Direct Stock Purchase
[MFA MORTGAGE INVESTMENTS, INC. LOGO]                                                                 and Dividend Reinvestment Plan
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                                                      This form when completed and signed, should be mailed in the courtesy envelope provided to: Mellon Investor Services,
                                                                                      P.O. Box 3339, South Hackensack, NJ 07606-1939

   Is this account for an existing stockholder? YES ( )  NO ( )

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   Account Registration Complete only one section. Print clearly in CAPITAL LETTERS.

1. ( ) INDIVIDUAL OR JOINT ACCOUNT

       Owner's Name
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       Owner's Social Security Number                                Owner's Date of Birth
       (used for tax reporting)                                      Month         Day           Year
       ---- ---- ----     ---- ----     ---- ---- ---- ----          ---- ----     ---- ----     ---- ----
       |  | |  | |  |  -  |  | |  |  -  |  | |  | |  | |  |          |  | |  |  /  |  | |  |  /  |  | |  |
       ---- ---- ----     ---- ----     ---- ---- ---- ----          ---- ----     ---- ----     ---- ----

       Joint Owner's Name
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       Joint Owner's Social Security Number
       (used for tax reporting)                               The account will be registered "Joint Tenants with Rights
       ---- ---- ----     ---- ----     ---- ---- ---- ----   of Survivorship" unless you check a box below:
       |  | |  | |  |  -  |  | |  |  -  |  | |  | |  | |  |
       ---- ---- ----     ---- ----     ---- ---- ---- ----   ( ) Tenants in common  ( ) Tenants by entirety  ( ) Community property

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   ( ) GIFT TRANSFER TO A MINOR (UGMA/UTMA)

       Custodian's Name
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       Minor's Name
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       Minor's Social Security Number                                Minor's Date of Birth
       (required)                                                    Month         Day           Year
       ---- ---- ----     ---- ----     ---- ---- ---- ----          ---- ----     ---- ----     ---- ----
       |  | |  | |  |  -  |  | |  |  -  |  | |  | |  | |  |          |  | |  |  /  |  | |  |  /  |  | |  |
       ---- ---- ----     ---- ----     ---- ---- ---- ----          ---- ----     ---- ----     ---- ----

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   ( ) TRUST   Please check only one of the trustee types:  ( ) Person as Trustee    ( ) Organization as Trustee

       Trustee: Individual or Organization Name
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       and Co-Trustee's Name, if applicable
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       Name of Trust
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       For the Benefit of
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                                                                     Date of Trust
       Trust Taxpayer Identification Number                          Month         Day           Year
       ---- ----      ---- ---- ---- ---- ---- ---- ----             ---- ----     ---- ----     ---- ----
       |  | |  |  -   |  | |  | |  | |  | |  | |  | |  |             |  | |  |  /  |  | |  |  /  |  | |  |
       ---- ----      ---- ---- ---- ---- ---- ---- ----             ---- ----     ---- ----     ---- ----

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   ( ) ORGANIZATION OR BUSINESS ENTITY      Check one:   ( ) Corporation   ( ) Partnership  ( ) Other

       Name of Entity
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       Taxpayer Identification Number
       ---- ----      ---- ---- ---- ---- ---- ---- ----
       |  | |  |  -   |  | |  | |  | |  | |  | |  | |  |
       ---- ----      ---- ---- ---- ---- ---- ---- ----
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

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       Address

  2.   Mailing Address (including apartment or box number)
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       City                                                   State            Zip Code
       ----------------------------------------------         ---- ----        ---- ---- ---- ---- ----     ---- ---- ---- ----
       |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |         |  | |  |        |  | |  | |  | |  | |  |  -  |  | |  | |  | |  |
       ----------------------------------------------         ---- ----        ---- ---- ---- ---- ----     ---- ---- ---- ----

       Home Phone                                                      Work Phone
     ( ---- ---- ---- )   ---- ---- ----     ---- ---- ---- ----    ( ---- ---- ---- )   ---- ---- ----     ---- ---- ---- ----
     ( |  | |  | |  | )   |  | |  | |  |  -  |  | |  | |  | |  |    ( |  | |  | |  | )   |  | |  | |  |  -  |  | |  | |  | |  |
     ( ---- ---- ---- )   ---- ---- ----     ---- ---- ---- ----    ( ---- ---- ---- )   ---- ---- ----     ---- ---- ---- ----

       For mailing address outside the U.S.:
       Country of Residence                             Province                                 Routing or Postal Code
       -----------------------------------------------  ---------------------------------------  ------------------------------
       |                                             |  |                                     |  |                            |
       -----------------------------------------------  ---------------------------------------  ------------------------------

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       Cash Purchase (Make checks payable to Mellon Bank/MFA)

  3.   ( ) As a CURRENT registered stockholder I wish to             ( ) As a NEW investor I wish to enroll in the Plan
       make an additional investment. Enclosed is my                 by making an initial investment. Enclosed is my
       check or money order for $ ______________. Minimum            check or money order for $_______________. Initial
       $50 with the maximum not to exceed $10,000                    investment must be for at least $1,000 with a
       monthly.                                                      maximum not to exceed $10,000. AS A NEW INVESTOR,
                                                                     YOU MUST ALSO COMPLETE SECTIONS 1, 2, & 8.

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       Bank Authorization Agreement

  4.   ( ) AUTOMATIC ADDITIONAL INVESTMENTS

       I hereby choose to make additional investments in MFA Mortgage Investments, Inc. common stock ("MFA Stock") by authorizing automatic monthly debits from my bank account.

       Please complete the following and Section 5:

       I hereby authorize the Plan Administrator and the Financial Institution indicated below to deduct from my bank account
       $__________ per month (minimum of $50) and apply amounts so deducted to the purchase of MFA Stock under the account designated. Note: deductions will occur on or about the 25th of each month.

       ( ) AUTOMATIC INITIAL INVESTMENT

       I hereby choose to initiate my investment in MFA Stock by authorizing a one-time deduction from my bank account (minimum of
       $1,000).

       Upon receipt of this form, properly completed, the Plan Administrator will contact your bank to deduct the amount indicated
       from your bank account on or about the 25th of each month. The Plan Administrator will invest in MFA Stock beginning on the next Investment Date. For monthly investments, deductions and investments will continue until you notify the Plan
       Administrator to change or discontinue them. Should your bank account contain insufficient funds to cover the authorized deduction, no deduction or investment will occur. In such event, you may be charged a fee by your bank for insufficient funds.

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  5.   Bank Account Information   (complete only if a feature in Section 4 is selected)

       This information will be used for       ( ) Automatic Investment (Sec. 4)
       ----
       |  |  Checking account     Banking or credit union's ABA transit routing number
       ----                       (available from the bank or credit union)     Bank or credit union account number
       ----                       ----------------------------                  ----------------------------------------------------
       |  |  Savings account      |  |  |  |  |  |  |  |  |  |                  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
       ----                       ----------------------------                  ----------------------------------------------------

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                                                  Tape your voided check here

                    Bank and credit union routing information.

                    For deposits to or withdrawals from your checking account, please tape a voided blank check so the Plan Administrator may obtain bank or credit union account information.

                    For deposits to or withdrawals from a savings account, please tape a preprinted deposit slip.

                    (Please Do Not Staple)

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
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  6.   Dividend Reinvestment

       You may choose to reinvest all or a portion of the dividends paid on your MFA Stock. If no box is selected, the Plan
       Administrator will automatically reinvest all of the dividends on your MFA Stock.

       ( ) Reinvest the dividends on ALL shares of my MFA Stock.

       ( ) I would like a portion of my dividends reinvested. Please remit to me the dividends on __________ shares of my MFA
           Stock. I understand that the dividends on my remaining shares of MFA Stock, as well as all future shares that I acquire, will be reinvested.

       ( ) All cash (no dividend reinvestment).

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  7.   Safekeeping

       MFA Stock certificates deposited for safekeeping in your account must be in the same registration as your Plan account.

       ( ) Please accept the enclosed certificate(s) for deposit to my account. Enclosed are ______________ MFA Stock certificates.
                                                                                             insert number

                                             Certificate Number                 Number of Shares
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                                                  T O T A L              |                         |
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  8.   Account Authorization Signature (required)

       ( )  REQUEST FOR TAXPAYER IDENTIFICATION                            - The beneficial owner is not a U.S. person;
            NUMBER (Substitute Form W-9)
                                                                           - The income to which this form relates is not
            I am a U.S. citizen or a resident alien. I certify,            effectively connected with the conduct of a trade or
            under penalties of perjury, that (1) the taxpayer              business in the United States or is effectively
            identification number in Section 1 is correct (or I am         connected but is not subject to tax under an income tax
            waiting for a number to be issued to me) and (cross out        treaty; and
            the following if not true) (2) I am not subject to
            backup withholding because: (a) I am exempt from backup        - For broker transactions or barter exchanges, the
            withholding, (b) I have not been notified by the               beneficial owner is an exempt foreign person as defined
            Internal Revenue Service that I am subject to backup           in the instructions.
            withholding as a result of failure to report all
            interest of dividends, or (c) the IRS has notified me          Furthermore, I authorize this form to be provided to
            that I am no longer subject to backup withholding.             any withholding agent that has control, receipt or
                                                                           custody of the income of which I am the beneficial
       ( )  CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL                    owner or any withholding agent that can disburse or
            OWNER (Substitute Form W-8BEN)                                 make payments of the income of which I am the
                                                                           beneficial owner.
            Under penalties of perjury, I declare that I have
            examined the information on this form and to the best          ( )  CLAIM OF TAX TREATY BENEFITS I CERTIFY THAT:
            of my knowledge and belief it is true, correct and
            complete. I further certify under penalties of perjury         The beneficial owner is a resident of ______________
            that:                                                          within the meaning of the income tax treaty between the
                                                                           United States and that country.
            - I am the beneficial owner (or am authorized to sign
            for the beneficial owner) of all the income to which           ( )  FOR ORGANIZATIONS AND BUSINESS ENTITIES
            this form relates;                                                  EXEMPT FROM BACKUP WITHHOLDING

                                                                           I qualify for exemption and my account will not be
                                                                           subject to tax reporting and backup withholding.


       MY/OUR SIGNATURE(S) BELOW INDICATES I/WE HAVE READ THE PLAN PROSPECTUS AND AGREE TO THE TERMS THEREIN AND HEREIN.

       Signature of Owner                                                  Date (month, day, year)
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       Signature of Joint Owner                                            Date (month, day, year)
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